UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No. _____ )

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
___________________________________________________________________________________________________
(Name of Registrant as Specified in its Charter)

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® MORGAN STANLEY GLOBAL REAL ESTATE FUND
(formerly, AZL Van Kampen Global Real Estate Fund)

AZL® MORGAN STANLEY INTERNATIONAL EQUITY FUND
(formerly, AZL Van Kampen International Equity Fund)

AZL® MORGAN STANLEY MID CAP GROWTH FUND
(formerly, AZL Van Kampen Mid Cap Growth Fund)

5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297

August 1, 2010

Dear Contract Owner:

We are sending you this information statement because you own a variable annuity contract or a variable life insurance policy issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a contract owner, you are an indirect participant in one or more of the Funds listed above. There is no action required on your part.

We want to inform you of a change affecting the Funds; as a result of a sale affecting the Funds’ subadviser, the Board of Trustees of the Allianz Variable Insurance Products Trust approved a new subadviser for the Funds. The names of the Funds also have changed, as reflected above.

On June 1, 2010, Invesco Ltd. acquired substantially all of the retail asset management business of Morgan Stanley Investment Management Inc. (“MSIM”), including a part of the asset management business of Van Kampen Asset Management (“VKAM”). The institutional asset management business of VKAM, which provided subadvisory services to the Funds, remained with MSIM following the sale, and MSIM now serves as the Funds’ subadviser, replacing VKAM.

The Board approved MSIM as the Funds’ new subadviser on the recommendation of Allianz Investment Management LLC, the Fund’s investment manager. The investment manager’s recommendation was based on several factors, including:

•	MSIM will provide the same portfolio management services to the Funds as VKAM provided;

•	The Funds’ portfolio management teams remain with MSIM and will continue to manage the Funds’ assets;

•
The subadvisory agreement with MSIM will be substantively the same as the prior subadvisory agreement with VKAM, and the subadvisory fees paid to MSIM will be the same as were paid previously to VKAM; and

•	The reputation, financial strength and resources of MSIM.

The Board took this action pursuant to an exemptive order received by the Trust and the manager from the U.S. Securities and Exchange Commission that permits the Board generally to approve a change in the Funds’ subadviser, upon recommendation of the manager, without shareholder approval.

Please take the time to review the enclosed information statement which describes these changes to the Funds. We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please feel free to contact the Allianz Service Center at (800) 624-0197.

Sincerely,

/s/ Jeffrey Kletti

Jeffrey Kletti
Chairman and President
Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® MORGAN STANLEY GLOBAL REAL ESTATE FUND
(formerly, AZL Van Kampen Global Real Estate Fund)

AZL® MORGAN STANLEY INTERNATIONAL EQUITY FUND
(formerly, AZL Van Kampen International Equity Fund)

AZL® MORGAN STANLEY MID CAP GROWTH FUND
(formerly, AZL Van Kampen Mid Cap Growth Fund)

5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297

August 1, 2010

INFORMATION STATEMENT

INTRODUCTION

This information statement is being sent on behalf of the Board of Trustees (the “Board” or the “Trustees”) of Allianz Variable Insurance Products Trust (the “Trust”) by Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, “Allianz”) to owners of certain variable annuity contracts or variable life insurance policies (“Contracts”) issued by Allianz.

At an in-person meeting held on February 20, 2010, the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment adviser to the funds listed above (each a “Fund” and together the “Funds”), to approve a subadvisory agreement (the “MSIM Agreement”) between the Manager and Morgan Stanley Investment Management Inc. (“MSIM”). Under the MSIM Agreement, MSIM would replace Van Kampen Asset Management (“VKAM”) as subadviser to the Funds. The subadviser change was necessitated by the then-pending acquisition by Invesco Ltd. of substantially all of the retail asset management business of MSIM, including part of the asset management business of VKAM. At the February 20 meeting, the Board voted unanimously to approve the MSIM Agreement. The MSIM Agreement became effective as to the Funds on June 1, 2010, the date on which MSIM became the subadviser. At the meeting, the Board reviewed materials furnished by the Manager pertaining to MSIM and the MSIM Agreement.

The Board approved the MSIM Agreement without shareholder approval pursuant to an exemptive order issued to the Trust and the Manager by the U.S. Securities and Exchange Commission (the “SEC”) on September 17, 2002 (the “Order”). The Order permits the Board, upon the recommendation of the Manager, to hire new subadvisers and to make certain other changes to existing subadvisory agreements, without obtaining shareholder approval.

Pursuant to the terms of the Order, this information statement is being provided to owners of Contracts who, by virtue of their ownership of the Contracts, beneficially owned shares of the Funds at the close of business on June 1, 2010. This information statement describes the circumstances surrounding the Board’s approval of the MSIM Agreement and provides you with an overview of the terms of the MSIM Agreement. You do not need to take any action; this statement is provided for information only.

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

BACKGROUND INFORMATION

Allianz Variable Insurance Products Trust (the “Trust”)

The Trust is a Delaware statutory trust of the series type organized under an Agreement and Declaration of Trust dated July 13, 1999, and is registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is comprised of 31 separate investment portfolios including the Funds, each of which is, in effect, a separate mutual fund.

Shares of the Funds, which are subject to a 12b-1 distribution fee in the amount of 0.25% of average daily net assets, are available for certain Contracts that offer the Funds as investment options. In addition, the Allianz Variable Insurance Products Fund of Funds Trust (the “FOF Trust”) may invest in shares of the Funds according to the principal investment strategies of each of its series.

Both the Trust and the FOF Trust currently offer their shares to one or more separate accounts of Allianz as funding vehicles for the Contracts issued by Allianz through the separate accounts. The Trust does not offer its shares directly to the public. Each separate account, like the Trust, is registered with the SEC as an investment company, and a separate prospectus, which accompanies the prospectus for the Trust, describes the Contracts issued through the separate accounts.

Administrator and Principal Underwriter

Citi Fund Services Ohio, Inc. (“CFSO”), whose address is 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Funds’ administrator, transfer agent, and fund accountant. Administrative services of CFSO include providing office space, equipment, and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, and dividend disbursing services.

Allianz Life Financial Services, LLC (“ALFS”), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds’ principal underwriter. ALFS is affiliated with the Manager.

ALFS receives 12b-1 fees directly from the Funds, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. For the fiscal year ended December 31, 2009, the Funds paid ALFS the following amounts in 12b-1 fees:  (i) the AZL Morgan Stanley Global Real Estate Fund (the “Global Real Estate Fund”) - $287,913; (ii) the AZL Morgan Stanley International Equity Fund (the “International Equity Fund”) - $590,822; and (iii) the AZL Morgan Stanley Mid Cap Growth Fund (the “Mid Cap Growth Fund”) - $708,863.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to the portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $75.00 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission. The fees are paid to the Manager on a quarterly basis. For the fiscal year ended December 31, 2009, the Funds paid the Manager administrative and compliance service fees in the following amounts:  (i) the Global Real Estate Fund - $6,070; (ii) the International Equity Fund - $14,378; and (iii) the Mid Cap Growth Fund - $15,028.

Allianz Investment Management LLC (the “Manager”)

The Manager serves as the Trust’s investment manager pursuant to an investment management agreement originally approved by the Board on April 11, 2001 (the “Investment Management Agreement”). Pursuant to an amended and restated subadvisory agreement dated October 26, 2009, between the Manager and VKAM (the “VKAM Agreement”), VKAM served as the Funds’ subadviser until MSIM began serving as the Funds’ subadviser on June 1, 2010.

The Global Real Estate Fund’s initial sole shareholder, Allianz Life Insurance Company of North America, approved the Investment Management Agreement and a subadvisory agreement between the Manager and VKAM with respect to the Fund on April 28, 2006. The International Equity Fund’s initial sole shareholder, Allianz Life Insurance Company of North America, approved the Investment Management Agreement and a subadvisory agreement between the Manager and VKAM with respect to the Fund on May 1, 2003. The Mid Cap Growth Fund’s initial sole shareholder, Allianz Life Insurance Company of North America, approved the Investment Management Agreement and a subadvisory agreement between the Manager and the Fund’s initial subadviser with respect to the Fund on May 1, 2001. Because each Fund’s initial sole shareholder approved the Investment Management

Agreement and the Fund’s initial subadvisory agreement, it has not been necessary for the Funds subsequently to seek shareholder approval of the subadvisory agreements.

The Manager is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Manager is a wholly owned subsidiary of Allianz Life Insurance Company of North America; its principal business address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416.

The Manager is responsible for the overall management of the Trust and for retaining subadvisers (and sub-subadvisers) to manage the assets of each fund of the Trust according to its investment objective and strategies. The Manager has engaged one or more subadvisers for each Fund to act as the Fund’s investment subadviser to provide day-to-day portfolio management. As part of the Manager’s duties to recommend and supervise the Funds’ subadviser, the Manager is responsible for communicating performance expectations to the subadviser, evaluating the subadviser, and recommending to the Board whether the subadviser’s contract with the Trust should be renewed, modified, or terminated. The Manager regularly provides written reports to the Board describing the results of its evaluation and monitoring functions.

Each Fund pays a fee based on average daily net assets, computed daily and paid monthly, to the Manager for the services provided and the expenses assumed by the Manager pursuant to the Investment Management Agreement at the following rates:

AZL Morgan Stanley Global Real Estate Fund
Average Daily Net Assets                                                                           Rate
All assets                                                                                       0.90%

AZL Morgan Stanley International Equity Fund
Average Daily Net Assets                                                                            Rate
All assets                                                                                        0.95%

AZL Morgan Stanley Mid Cap Growth Fund
Average Daily Net Assets                                                                            Rate
First $100 million                                                                           0.850%
Next $150 million                                                                           0.800%
Next $250 million                                                                           0.775%
Thereafter (all assets over $500 million)                                    0.750%

The Manager may periodically elect to voluntarily waive or limit all or a portion of its fee with respect to a Fund in order to increase the net income of the Fund available for distribution as dividends. In this regard, the Manager has entered into an agreement with the following Funds to reduce, on a temporary voluntary basis, the management fee to the following rates:

AZL Morgan Stanley International Equity Fund
Average Daily Net Assets                                                                              Rate
All assets                                                                                          0.80%

AZL Morgan Stanley Mid Cap Growth Fund
Average Daily Net Assets                                                                              Rate
First $100 million                                                                              0.80%
Thereafter (all assets over $100 million)                                       0.75%

The Manager has also entered into a separate agreement (the “Expense Limitation Agreement”) with the Funds pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund, as a percentage of average daily net assets, to 1.35% for the Global Real Estate Fund, to 1.39% for the International Equity Fund and to 1.30% for the Mid Cap Growth Fund, each through April 30, 2011.

Section 15(a) of the 1940 Act generally requires that a majority of a fund’s outstanding voting securities approve any subadvisory agreement for the Fund. However, the Order permits the Board generally to approve a change in the Fund’s subadviser, or to make certain other changes to existing subadvisory agreements, upon the recommendation of the Manager, without shareholder approval. Pursuant to the Order, the Manager may change subadvisers or make certain other changes to existing subadvisory agreements without imposing the costs and delays of obtaining shareholder approval.

Investment Subadviser

Replacement of Van Kampen Asset Management with Morgan Stanley Investment Management

At a meeting held on February 20, 2010, the Board considered a recommendation by the Manager to approve a subadvisory agreement between the Manager and MSIM whereby MSIM would replace VKAM as subadviser to the Funds. This change was necessitated by the then-pending acquisition by Invesco Ltd. of substantially all of the retail asset management business of MSIM, including part of the asset management business of VKAM. At the February 20 meeting, the Board reviewed materials furnished by the Manager pertaining to MSIM and voted unanimously to approve the MSIM Agreement, with respect to the Funds, at an effective date to be selected by officers of the Trust. The MSIM Agreement became effective as to the Funds on June 1, 2010.

MSIM is a wholly-owned subsidiary of MSAM Holdings II, Inc. which is a wholly-owned subsidiary of Morgan Stanley. MSIM, together with its affiliated asset management companies, had approximately $395.3 billion under management or supervision as of December 31, 2009. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the Global Real Estate Fund and to the International Equity Fund, and are responsible for day-to-day management of the Funds' assets: (i) Morgan Stanley Investment Management Limited (“MSIM Limited”), with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company (“MSIM Company”), with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.

The names and principal occupations of the directors and principal executive officers of MSIM are set forth in the following table. The address of each such individual is 522 Fifth Avenue, New York, NY 10036, which is also the mailing address of MSIM.

Name	Principal Occupation
Stuart Bohart	President and Director
Randy Takian	Director
Joanne Pace	Chief Operating Officer
MaryAlice Dunne	Chief Administrative Officer
Stefanie V. Chang Yu	Secretary
Mark Patten	Chief Financial Officer and Treasurer
Mary Ann Picciotto	Chief Compliance Officer

The Funds’ portfolio management teams remained with MSIM, and the Funds’ portfolio managers remain the same.

The Global Real Estate Fund’s assets are managed within MSIM’s Real Estate Team. The members of the team who are currently responsible for the day-to-day management of the Fund are Theodore R. Bigman, Michael te Paske, Sven van Kemenade and Angeline Ho, each a Managing Director. Together, the team determines the investment strategy, establishes asset-allocation frameworks and directs the implementation of investment strategy.

The International Equity Fund is managed within MSIM’s International Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are William D. Lock and Walter B. Riddell, each a Managing Director of MSIM Limited, Peter J. Wright, a Managing Director of MSIM Company, and John S. Goodacre and Christian Derold, each an Executive Director of MSIM Limited. Each member of the team has both global sector research responsibilities and makes investment management decisions for the Fund. Messrs. Lock, Wright, Riddell, Goodacre and Derold have day-to-day portfolio administration responsibilities as well.

The Mid Cap Growth Fund’s portfolio is managed within MSIM’s Growth Team. The current members of the team include Dennis P. Lynch, David S. Cohen, and Sam G. Chainani, each a Managing Director, and Alexander T. Norton, Jason C. Yeung, and Armistead B. Nash, each an Executive Director. Mr. Lynch is the lead portfolio manager of the Fund. Messrs. Cohen, Chainani, Norton, Yeung and Nash are co-portfolio managers. Members of the team collaborate to manage the assets of the Fund. The team manages their funds in 5 primary strategies.

Theodore R. Bigman has worked for MSIM since 1995 and has managed the Global Real Estate Fund since 2006.

Sam G. Chainani has worked for MSIM since 1996 and has managed the Mid Cap Growth since 2004.

David S. Cohen has worked for MSIM since 1993 and has managed the Mid Cap Growth Fund since 2003.

Christian Derold has been associated with MSIM Limited in an investment management capacity since May 2006 and has managed the International Equity Fund since June 2009. Prior to May 2006, Mr. Derold was a consultant at DCFN Research and Head of Research at Millgate Capital Inc.

John S. Goodacre has been associated with MSIM Limited in an investment management capacity since 2003 and has managed the International Equity Fund Morgan Stanley since June 2009.

Angeline Ho has worked for MSIM since 1997 and has managed the Global Real Estate Fund since 2006.

Sven van Kemenade has worked for MSIM since 1997 and has managed the Global Real Estate Fund since 2006.

William D. Lock has been associated with MSIM Limited in an investment management capacity since 1994 and has managed the International Equity Fund since June 2009.

Dennis P. Lynch has worked for MSIM since 1998 and has managed the Mid Cap Growth Fund since 2003.

Armistead B. Nash has worked for MSIM since 2002 and has managed the Mid Cap Growth Fund since September 2008.

Alexander T. Norton has worked for MSIM since 2000 and has managed the Mid Cap Growth Fund since July 2005.

Michael te Paske has worked for MSIM since 1997 and has managed the Global Real Estate Fund since 2006.

Walter B. Riddell has been associated with MSIM Limited in an investment management capacity since 1995 and has managed the International Equity Fund since June 2009.

Peter J. Wright has been associated with MSIM Company or its affiliates in an investment management capacity since 1996 and has managed the International Equity Fund since June 2009.

Jason C. Yeung has worked for MSIM since 2002 and has managed the Mid Cap Growth Fund since September 2007.

No person who is an officer or trustee of the Trust is an officer, employee, or director of MSIM.

MSIM currently serves as investment adviser for the following funds, each of which is registered with the SEC under the 1940 Act and has an investment objective substantially similar to the investment objective of the Global Real Estate Fund:

Fund	Rate of Management Fee	Management Fee Waiver or Expense Reimbursement	Net Assets of Fund at March 31, 2010
MSIF Inc. Global Real Estate Portfolio	0.85%	No	$752.6 million
UIF Global Real Estate Portfolio	0.85%	No	$374.3 million

MSIM currently serves as investment adviser for the following funds, each of which is registered with the SEC under the 1940 Act and has an investment objective substantially similar to the investment objective of the International Equity Fund:

Fund	Rate of Management Fee	Management Fee Waiver or Expense Reimbursement	Net Assets of Fund at March 31, 2010
MSIF Inc. International Equity Portfolio	0.80% first $10 billion 0.75% thereafter	No	$4,426.3 million
Morgan Stanley International Value Equity Fund	0.80%	No	$285.4 million

MSIM currently serves as investment adviser for the following funds, each of which is registered with the SEC under the 1940 Act and has an investment objective substantially similar to the investment objective of the Mid Cap Growth Fund:

Fund	Rate of Management Fee	Management Fee Waiver or Expense Reimbursement	Net Assets of Fund at March 31, 2010
MSIF Trust Mid-Cap Growth Portfolio	0.50%	No	$4,351.6 million
UIF Mid-Cap Growth Portfolio	0.75% first $500 million 0.70% next $500 million 0.65% thereafter	No	$252.2 million
MS Select Dimensions Mid Cap Growth Fund	0.420% first $500 million 0.395% thereafter	No	$30.7 million
Morgan Stanley Mid-Cap Growth Fund	0.42% first $500 million 0.395% thereafter	No	$282.1 million

INVESTMENT SUBADVISORY AGREEMENT

Information Concerning the MSIM Agreement

The MSIM Agreement is substantively the same as the VKAM Agreement and requires MSIM to perform essentially the same services as provided previously by VKAM. Accordingly, the Funds will receive subadvisory services from MSIM that are substantially the same as those provided by VKAM.

The MSIM Agreement provides that, subject to supervision by the Manager and the Board, MSIM shall have discretion to manage the investment of each Fund’s assets in accordance with the applicable limits and requirements set forth in (i) each Fund’s prospectus and statement of additional information, (ii) instructions and directions of the Manager and the Board communicated to MSIM in writing, (iii) the requirements of the 1940 Act, the Internal Revenue Code of 1986 and all other applicable federal and state laws and regulations, (iv) the procedures and standards established in accordance with the Investment Management Agreement, and (v) any of MSIM’s policies and procedures as communicated to the Funds or the Manager.

Unless the Manager gives written instructions to the contrary, MSIM is responsible to vote, or abstain from voting, all proxies with respect to companies whose securities are held by the Funds, using its best good faith judgment to vote, or abstain from voting, in a manner that serves the best interests of the Funds.

MSIM selects the broker-dealers (including broker-dealers affiliated with the Manager or MSIM) through which the Funds will place investment orders, provided that such orders are consistent with the Funds’ brokerage policy, conform to federal securities laws and are consistent with MSIM’s responsibility to seek best execution. In assessing the best execution available for any transaction, MSIM may, to the extent permitted by applicable law, consider the research provided by, and the financial responsibility of, the broker-dealer.

When MSIM deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as one or more of its other clients, MSIM, as permitted by applicable law, may aggregate the securities to be sold or purchased. In such event, MSIM will allocate such securities, as well as the expenses incurred in the transaction, in a manner MSIM considers to be, over time, equitable and consistent with its fiduciary obligations to the Funds and to its other clients.

MSIM will maintain such books and records as are required under the 1940 Act and as are necessary for the Manager to meet its record keeping obligations and will provide the Board, the Manager and the Funds’ custodian and administrator with such periodic and special reports as may be requested from time to time.

The MSIM Agreement permits MSIM to employ, delegate or associate itself with other persons to assist MSIM in performing its obligations under the MSIM Agreement, provided that any delegation is permitted by law, is done with prior written notice to the Manager, and does not result in any such person serving as an “investment adviser” to a Fund within the meaning of the 1940 Act. MSIM remains liable for the performance of its obligations under the MSIM Agreement and for any acts or omissions of such other person.

The MSIM Agreement provides that MSIM is not liable for any loss sustained by the Funds, the Manager or any shareholder of a Fund for the services which MSIM may render or fail to render under the MSIM Agreement, except that MSIM may be liable (i) by reason of its willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the MSIM Agreement, or (ii) to the extent otherwise provided in the Securities Act of 1933, the 1940 Act or the Advisers Act.

The MSIM Agreement provides for an initial term of two years from the date of execution. Thereafter, the MSIM Agreement may be renewed for successive periods of 12 months each with respect to any Fund, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Board members who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, and (ii) by the Board or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

The MSIM Agreement may be terminated with respect to any Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of one or more of the Funds on 60 days’ written notice to MSIM. The Manager may terminate the MSIM Agreement, without payment of any penalty, (i) upon 60 days' written notice to MSIM; (ii) upon any uncured material breach by MSIM of any representations and warranties in the Agreement; or (iii) immediately if, in the reasonable judgment of the Manager, MSIM becomes unable to discharge its duties and obligations under the Agreement. MSIM may terminate the Agreement at any time, without payment of any penalty, (1) upon 60 days' written notice to the Manager; or (2) upon any uncured material breach by the Manager of any representations and warranties in the Agreement. The MSIM Agreement also terminates automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Investment Management Agreement.

MSIM’s services under the MSIM Agreement are not exclusive. MSIM is permitted to provide the same or similar services to other clients.

The MSIM Agreement provides that for the services provided and the expenses assumed by MSIM, the Manager (out of its fees received from the Funds, in accordance with the terms of the Investment Management Agreement) will pay MSIM a fee based on average daily net assets. The subadvisory fee is accrued daily and paid to MSIM monthly. The MSIM Agreement fee rates, which are identical to the fee rates under the VKAM Agreement, are:

AZL Morgan Stanley Global Real Estate Fund
Average Daily Net Assets                                                                            Rate
All assets                                                                                        0.65%

AZL Morgan Stanley International Equity Fund
Average Daily Net Assets                                                                            Rate
First $250 million                                                                           0.470%
Next $250 million                                                                           0.400%
Thereafter (all assets over $500 million)                                    0.315%

AZL Morgan Stanley Mid Cap Growth Fund
Average Daily Net Assets                                                                            Rate
First $100 million                                                                           0.500%
Next $150 million                                                                           0.450%
Next $250 million                                                                           0.425%
Thereafter (all assets over $500 million)                                    0.400%
For the Mid Cap Growth Fund, the minimum fee payable per calendar year is $100,000.

Information Concerning the Sub-Subadvisory Agreements

Pursuant to separate subadvisory agreements between MSIM and each of its affiliates MSIM Limited and MSIM Company, MSIM Limited and MSIM Company serve as sub-subadvisers to the Global Real Estate Fund and to the International Equity Fund, and are responsible for day-to-day management of the Funds' assets. MSIM Limited and MSIM Company served in a similar capacity as sub-subadvisers to the Global Real Estate Fund and to the International Equity Fund during the time that VKAM acted as the Funds’ subadviser. The services provided to those Funds by MSIM Limited and MSIM Company have not changed as a result of the change in subadvisors, and the subadvisory agreements between MSIM and each of MSIM Limited and MSIM Company are substantively the same as the prior subadvisory agreements between VKAM and the sub-subadvisers.

Advisory and Subadvisory Fees

AZL Morgan Stanley Global Real Estate Fund

For the fiscal year ended December 31, 2009, the Manager earned $1,036,488 under the Investment Management Agreement. No prior expenses waived by the Manager under the Expense Limitation Agreement were recouped during the same period.

For the fiscal year ended December 31, 2009, VKAM received $749,695 for subadvisory services to the Fund. The subadvisory fee schedule under the MSIM Agreement is the same as under the VKAM Agreement.

AZL Morgan Stanley International Equity Fund

For the fiscal year ended December 31, 2009, the Manager earned $2,245,128 under the Investment Management Agreement. No prior expenses waived by the Manager under the Expense Limitation Agreement were recouped during the same period.

For the fiscal year ended December 31, 2009, VKAM received $1,487,948 for subadvisory services to the Fund. The subadvisory fee schedule under the MSIM Agreement is the same as under the VKAM Agreement.

AZL Morgan Stanley Mid Cap Growth Fund

For the fiscal year ended December 31, 2009, the Manager earned $2,308,108 under the Investment Management Agreement. No prior expenses waived by the Manager under the Expense Limitation Agreement were recouped during the same period.

For the fiscal year ended December 31, 2009, VKAM received $1,317,407 for subadvisory services to the Fund. The subadvisory fee schedule under the MSIM Agreement is the same as under the VKAM Agreement.

Board Consideration of the MSIM Agreement

At an in-person meeting held on February 20, 2010, the Board considered the recommendation of the Manager that MSIM replace VKAM as the Funds’ subadviser. At the meeting, the Board reviewed materials furnished by the Manager pertaining to MSIM and approved the MSIM Agreement, which became effective as to the Funds June 1, 2010.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the Trust. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser.

On October 19, 2009, Invesco Ltd. announced that it had entered into a definitive agreement to acquire substantially all of the retail asset management business of MSIM, including part of the asset management business of VKAM. The institutional asset management business of VKAM, which provided subadvisory services to the Funds, remained with MSIM following the sale. As a result, the VKAM Agreement terminated, necessitating a new subadvisory agreement with MSIM to take effect June 1, 2010.

In anticipation of this sale transaction, the Manager reviewed and evaluated VKAM’s management of the Funds, the known details of the expected sale and the management of the Funds expected to be provided by MSIM. The Manager considered in particular the fact that the Funds’ portfolio management teams would continue to manage the Funds’ assets at MSIM. As a result, the Manager concluded that the Funds could expect little or no effective change in portfolio management services and that MSIM would provide the same portfolio management services to the Funds as was provided by VKAM.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the MSIM Agreement for the Funds in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Funds, the Manager, VKAM or MSIM. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the MSIM Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the VKAM Agreement and determined that the MSIM Agreement was reasonable and in the best interests of the Funds, and approved MSIM as the Funds’ new subadviser. The Board’s decision to approve the MSIM Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve MSIM, the Board considered the reputation, financial strength and resources of MSIM, and the experience and reputation of the portfolio management teams involved with the Funds. In particular, the Board considered the fact that the Funds’ portfolio management teams would remain at MSIM and that there would therefore be continuity in portfolio management. The Board determined that, based upon the Manager’s report, the proposed change to MSIM as the subadviser likely would benefit the Funds and their shareholders.

In reviewing various other matters, the Board concluded that MSIM was a recognized firm capable of competently managing the Funds; that the nature, extent and quality of services that MSIM could provide were at a level at least equal to the services provided by VKAM; that the services contemplated by the MSIM Agreement are substantially the same as those provided under the VKAM Agreement; that the MSIM Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; and that MSIM is staffed with qualified personnel and had significant research capabilities.

(2) The investment performance of MSIM. The Board did not receive information about the performance of MSIM in managing comparable funds. However, the Board did consider the fact that the portfolio management teams for the Funds at MSIM would be the same as the portfolio management teams for the Funds at VKAM.

(3) The costs of services to be provided and profits to be realized by MSIM from its relationship with the Fund. The Board noted that the subadvisory fee schedule in the MSIM Agreement is the same as the subadvisory fee schedule in the VKAM Agreement. That fee schedule requires the Manager to pay MSIM an annual fee on average daily net assets, as set forth under Information Concerning the MSIM Agreement, above.

The Board noted that the fee schedule in the MSIM Agreement was the result of arm’s-length negotiations between the Manager and MSIM. Based upon its review, the Board concluded that the fees proposed to be paid to MSIM were reasonable. As of February 20, 2010, MSIM had not begun to act as subadviser to the Funds, so no estimated profitability information for acting as subadviser to the Funds was received.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedules for the International Equity Fund and the Mid Cap Growth Fund in the MSIM Agreement contain breakpoints that reduce the fee rate on assets above certain levels, as described above. The fee schedule for the Global Real Estate Fund does not contain breakpoints. The Board considered the possibility that MSIM, or the Manager, may realize certain economies of scale as the Funds grow larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which could have the effect of reducing expenses as would the implementation of advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. The Board expects to consider whether or not to reapprove the MSIM Agreement at a meeting to be held prior to December 31, 2010, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the MSIM Agreement was acceptable.

Brokerage Transactions

During the fiscal year ended December 31, 2009, the Global Real Estate Fund paid aggregate brokerage fees of $177,744, the International Equity Fund paid aggregate brokerage fees of $443,167, and the Mid Cap Growth Fund paid aggregate brokerage fees of $254,707.

Affiliated Brokerage Commissions

During the fiscal year ended December 31, 2009, the Global Real Estate Fund paid $414 and the Mid Cap Growth Fund paid $1,723 in commissions to an Affiliated Broker (Morgan Stanley), which in each case was less than one percent of aggregate brokerage fees paid by the Fund during that period. During the same period, the International Equity Fund paid no commissions to Affiliated Brokers. As defined in rules under the Securities Exchange Act of 1934, an “Affiliated Broker” is a broker that is affiliated with the Fund, the Manager, or the subadviser.

RECORD OF OUTSTANDING SHARES

The number of shares of the Funds outstanding at the close of business on June 1, 2010, is listed in the table below.

The officers and trustees of the Trust cannot directly own shares of the Funds and they cannot beneficially own shares of the Funds unless they purchase Contracts issued by Allianz. At June 1, 2010, the officers and trustees of the Trust as a group beneficially owned less than one percent of the outstanding shares of each Fund.

In addition to directly owning shares of the Funds, Allianz and its separate accounts own shares of the Funds indirectly through ownership of shares of the FOF Trust, which is permitted to invest in shares of the Funds. Accordingly, Allianz, directly and indirectly through its separate accounts, was the only shareholder of the Funds at June 1, 2010.

To the best knowledge of the Funds, no person other than Allianz, owned, of record or beneficially, 5% or more of the outstanding shares of the Funds at June 1, 2010. Information relating to direct ownership in the Funds by Allianz is provided below:

	At June 1, 2010
Fund	Shares Outstanding	Allianz Life Insurance Company of North America (Shares / Percent of Shares Outstanding)	Allianz Life Insurance Company of New York (Shares / Percent of Shares Outstanding	FOF Trust (Shares / Percent of Shares Outstanding
AZL Morgan Stanley Global Real Estate Fund	19,835,711	9,091,203 / 45.8%	387,409 / 2.0%	10,357,100 / 52.2%
AZL Morgan Stanley International Equity Fund	22,331,753	21,472,754 / 96.2%	858,999 / 3.9%	--
AZL Morgan Stanley Mid Cap Growth Fund	31,286,993	26,577,120 / 84.9%	1,240,848 / 4.0%	3,469,025 / 11.1%

REPORTS AVAILABLE

The Funds will furnish, without charge, a copy of their most recent annual report to shareholders and their most recent semi-annual report to shareholders to a Contract owner upon request. Such requests should be directed to Allianz VIP Trust, 3435 Stelzer Road, Columbus, Ohio 43219, if made by mail, and to 877-833-7113, if made by telephone.

To reduce expenses, only one copy of this Information Statement or the Trust’s annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of this information statement or the annual report or semi-annual report, or if you have received multiple copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.

SHAREHOLDER PROPOSALS

The Trust is not required to hold annual meetings of shareholders. Since the Trust does not hold regular meetings of shareholders, the anticipated date of the next meeting of shareholders cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a meeting of shareholders must be received by the Trust no later than 120 days prior to the date proxy statements are mailed to shareholders.